AMENDMENT TO SUPPLY AGREEMENT
              AND SUBSEQUENT AGREEMENT ON SPECIFICATIONS AND PRICES

WHEREAS, the parties have entered into a Supply Agreement dated May 19, 1994 ("the AGREEMENT") whereby, Biosearch Medical Products, Inc. will supply Sherwood Medical Company with certain enteral feeding access devices until May 19, 1996 and,

WHEREAS, the parties wish to add to the devices set forth in the AGREEMENT to include devices suitable for sale in an international market ("INTERNATIONAL PRODUCTS") and,

WHEREAS, in consideration for such change, Sherwood will increase its second year minimum purchase from $2,500,000 to $2,700,000 therefor;

IT IS AGREED:

1. Section 2(b) of the AGREEMENT is deleted in its entirety and replaced with:

      "2(b) (i) Except as otherwise set forth below, and provided that Biosearch supplies Sherwood's orders for the Products in a timely manner with Products meeting the Specifications, Sherwood shall order its total requirements of the Products from Biosearch and will order for delivery during the first twelve (12) month period of the term of this Agreement at least Two Million Five Hundred Thousand Dollars ($2,500,000) worth of the Products and will order for delivery during the second twelve (12) month period of the term

AMENDMENT NUMBER 1 TO SUPPLY AGREEMENT                                    PAGE-2
--------------------------------------------------------------------------------

of this Agreement at least Two Million Seven Hundred Thousand Dollars

AMENDMENT NUMBER 1 TO SUPPLY AGREEMENT                                    PAGE-3
--------------------------------------------------------------------------------

($2,700,000) worth of the Products and/or International Products each year, to include any Products purchased by Sherwood pursuant to the J-Tube Supply Agreement between Sherwood and Biosearch of even date herewith. Quantities of Products not delivered by Biosearch in a timely manner or failing to meet the Specifications will be deducted from Sherwood's minimum purchase commitment;
(ii) the parties agree that a breach (after written notice of such breach and reasonable opportunity to cure) of Sherwood's obligation in the first twelve month period of the term of this Agreement to order for delivery at least Two Million Five Hundred Thousand Dollars ($2,500,000) worth of the Products and in the second twelve month period of the term of this Agreement to order for delivery at least Two Million Seven Hundred Thousand Dollars ($2,700,000) worth of the Products and/or International Products each year, to include any Products purchased by Sherwood pursuant to the J-Tube Supply Agreement between Sherwood and Biosearch of even date herewith, as detailed in Subsection (i) above shall also be considered a breach of the Asset Purchase Agreement; (iii) in the event Sherwood shall order for delivery Three Million Dollars ($3,000,000) or more of Products in the second twelve month period of the term of this Agreement, Sherwood shall have no obligation to order 75% of its requirements of Products from Biosearch for the second twelve month period; (iv) Subject to the provisions of Subsection (iii) above and the payment obligations set forth in
(v) below, in the second twelve (12) months of the term of this Agreement, Sherwood shall have the right to manufacture at Sherwood facilities up to twenty-five percent (25%) of its requirements (as defined below) of the Products, provided that such self-manufacture of the Products shall not reduce Sherwood's minimum purchase commitments set forth herein. Twenty-five

AMENDMENT NUMBER 1 TO SUPPLY AGREEMENT                                    PAGE-4
--------------------------------------------------------------------------------

percent (25%) of requirements shall mean 25% of the total aggregate dollar amount of Products manufactured by both Sherwood and Biosearch. Such total aggregate dollar amount shall be calculated based on the Product Purchase Prices; (v) in the event that, during the second twelve month term of this Agreement, and if the provisions of Subsection (iii) above do not apply, Sherwood shall self-manufacture an amount greater than 25% of the Products, Sherwood shall, within 30 days of written notice delivered to Sherwood by Biosearch, pay to Biosearch an amount equal to the product of the aggregate Product Purchase Prices in excess of 25% of the Products manufactured in the second twelve month term, multiplied by 9.09% and (vi) Sherwood's obligation to purchase its requirements of the Products from Biosearch shall not include the Silicone Replacement G-Tube Products, provided that, with regard to such G-Tubes, Sherwood purchases from Biosearch its entire inventory of finished goods and work in process in existence as of the date of this Agreement, and G-Tubes or components thereof that Biosearch is committed to purchase from its vendors as of the date of this Agreement."

2. Exhibit A of the AGREEMENT is hereby amended by the addition of EXHIBIT A1 attached hereto containing the names and order numbers of INTERNATIONAL PRODUCTS.

3. The parties agree that not all of the Product specifications for the INTERNATIONAL PRODUCTS are final as of the date of this AMENDMENT. Upon the receipt of International Product specifications from Sherwood (blueprints and specifications

AMENDMENT NUMBER 1 TO SUPPLY AGREEMENT                                    PAGE-5
--------------------------------------------------------------------------------

commonly known as SCR's) Biosearch shall price such INTERNATIONAL PRODUCTS at Biosearch's standard manufacturing cost plus ten percent (10%) pursuant to
Section 4 of the AGREEMENT. Biosearch shall promptly notify Sherwood of such prices which will then be incorporated into Exhibit A.

4. Sherwood agrees to provide:

      a. any SCR's, blueprints, special molds and/or parts needed to produce parts for the INTERNATIONAL PRODUCTS with sufficient lead time to enable Biosearch to fulfill the delivery requirements of any Sherwood firm purchase order.

      b. sufficient labels to apply to the INTERNATIONAL PRODUCTS (with the exception of box labels which will be supplied by Sherwood on a computer diskette) with sufficient lead time to enable Biosearch to fulfill the delivery requirements of any Sherwood firm purchase order.

      c. the final firm purchase orders which in aggregate with prior firm purchase orders will comply with Sherwood's obligation under amended section 2(b) by March 19, 1996, time being of the essence.

5. Sherwood Purchase Orders Nos. 6324 and 5A067 are hereby cancelled. On the date that this amendment is executed by both parties or shortly thereafter, Biosearch shall promptly stop work on said Purchase Orders and on March 22, 1996 will provide Sherwood

AMENDMENT NUMBER 1 TO SUPPLY AGREEMENT                                    PAGE-6
--------------------------------------------------------------------------------

with an accounting of finished goods, work-in-process and raw materials purchased by Biosearch specifically for said Purchase Orders and not otherwise usable by Biosearch. Said finished goods, work-in-process and raw materials shall be converted to International Products pursuant to new purchase orders to be issued by Sherwood on or before before March 19, 1996, time being of the essence. Any remaining finished goods, work-in-process and raw materials shall be purchased by Sherwood at Biosearch's cost plus ten percent (10%), such purchases to be included in determining Sherwood's purchases pursuant to Section 2(b)(i) hereof.

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be executed by their authorized representatives.

BIOSEARCH MEDICAL PRODUCTS, INC.        SHERWOOD MEDICAL COMPANY

By:____________________________         By:_____________________________________
   Manfred F. Dyck
     President                          ________________________________________

                                        ________________________________________

Date:__________________________         Date:___________________________________

AMENDMENT NUMBER 1 TO SUPPLY AGREEMENT                                    PAGE-7
--------------------------------------------------------------------------------

EXHIBIT A1 Addendum to AGREEMENT EXHIBIT A

Use exhibit A1 attached to Garber's letter of 1/17/96.